UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 5, 2018

AMERICAN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-55456 (Commission File Number)	46-3914127 (I.R.S. Employer Identification No.)

9002 Technology Lane, Fishers Indiana, 46038
(Address of principal executive offices)

(606) 637-3740
(Registrant’s telephone number, including area code)

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ]
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01
Entry into a Material Definitive Agreement.

Section 2 - Financial Information

Item 2.01
Completion of Acquisition or Disposition of Assets.

On November 7, 2018, American Resources Corporation’s wholly-owned subsidiary, Quest Energy Inc., closed on the previously-announced October 24, 2017 transaction with Synergy Coal, LLC and its sole owner, Thomas M. Shelton.

Section 5 – Corporate Governance and Management

Item 5.03
Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 8, 2018, American Resources Corporation amended its Articles of Incorporation and filed the amendment with the Florida Secretary of State. A copy of the amended Articles is attached as exhibit 99.1.

On November 7, 2018, American Resources Corporation amended its Bylaws. A copy of the amended Bylaws is attached as exhibit 99.2.

On November 7, 2018, American Resources Corporation amended its Code of Conduct. A copy of the amended Code of Conduct is attached as exhibit 99.3.

On November 7, 2018, American Resources Corporation adopted a Financial Code of Ethics. A copy of the Financial Code of Ethics is attached as exhibit 99.4.

Section 8 – Other Events

Item 8.01
Other Events.

On November 5, 2018, all holders of the outstanding shares of American Resources Corporation’s Series A Preferred stock elected to convert 90% of their respective Series A Preferred stock holdings to Class A Common stock of the company. The result is 4,336,012 Series A Preferred shares converted into 14,453,373 Class A Common shares of the company, and 481,780 Series A Preferred shares remain outstanding after the conversion.

On November 7, 2018, all holders of the outstanding shares of American Resources Corporation’s Series B Preferred stock elected to convert all of their respective Series B Preferred stock holding to Class A Common stock of the company. The conversion resulted in 964,290 shares of Series B Preferred stock (which includes the accrued dividend) being converted to 267,859 shares of Class A Common stock, and after the conversion no shares of Series B Preferred stock are outstanding.

The total Class A Common shares outstanding after the above two conversions is 17,709,969.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are attached hereto and filed herewith.

ExhibitNo.	Description
99.1	Amended Articles of Incorporation.
99.2	Bylaws of American Resources Corporation.
99.3	Code of Conduct
99.4	Financial Code of Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Resources Corporation

Date: November 13, 2018	By:	/s/ Mark C. Jensen
Mark C. Jensen
Chief Executive Officer